UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549



FORM 8-K


CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES AND EXCHANGE ACT OF 1934

June 20, 2005
DATE OF REPORT
(DATE OF EARLIEST EVENT REPORTED)



NEWS CORPORATION
(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)








Delaware

001-32352

26-0075658
(STATE OR OTHER JURISDICTION
OF INCORPORATION)

(COMMISSION FILE NO.)

(IRS EMPLOYER
IDENTIFICATION NO.)

1211 Avenue of the Americas, New York, New York 10036
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES,
INCLUDING ZIP CODE)

(212) 852-7000
(REGISTRANT'S TELEPHONE NUMBER,
INCLUDING AREA CODE)

NOT APPLICABLE
(FORMER NAME OR FORMER ADDRESS,
IF CHANGED SINCE LAST REPORT)



Check the appropriate box below if
the Form 8-K filing is intended to
simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

?
Written communications pursuant to
Rule 425 under the Securities Act (17 CFR 230.425)

?
Soliciting material pursuant to
Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

?
Pre-commencement communications pursuant to
Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

?
Pre-commencement communications pursuant to
Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))





ITEM 8.01	OTHER EVENTS.

	Under News Corporation's (the "Company") stock repurchase program announced on June 13, 2005, the Company is authorized to acquire from time to time up to $3 billion in the Company's outstanding shares of Class A common stock and Class B common stock.
Under the rules of the Australian Stock Exchange
(the "ASX"), the
Company is required to provide to the
ASX, on a daily basis, disclosure of transactions pursuant to the stock repurchase program to the extent such transactions occur.

	Attached as Exhibit 99.1 is a
copy of the information provided to
the ASX on the date noted on Exhibit
99.1.

ITEM 9.01 	FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits.




Exhibit
Number


Description

99.1

Information provided to Australian Stock
Exchange on the date noted on Exhibit 99.1.




SIGNATURES

              Pursuant to the requirements
of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




NEWS CORPORATION
(REGISTRANT)


By:

 /s/ Lawrence A. Jacobs


Lawrence A. Jacobs


Senior Executive Vice President and
Group General Counsel

Dated: June 20, 2005





EXHIBIT INDEX




Exhibit
Number


Description

99.1

Information provided to Australian Stock
Exchange on the date noted on Exhibit 99.1.





Rule 3.8A
Rule 3.8A
Rule 3.8A
Appendix 3E

Daily share buy-back notice
(except minimum holding buy-back and
selective buy-back)

Information and documents given to
ASX become ASX's property and may be made public.
Introduced 1/9/99.  Origin:  rule 3.6,
Appendix 7C.  Amended 30/9/2001.


Name of entity

ARBN

NEWS CORPORATION


111 480 561

We (the entity) give ASX the following information.


Information about buy-back

1
Type of buy-back

ON MARKET



2
Date Appendix 3C was given to
ASX

14 JUNE 2005



Total of all shares bought back, or
in relation to which acceptances have been received, before, and on, previous day



Before previous day
Previous day

3
Number of shares bought
back or if buy-back is an
equal access scheme, in
relation to which
acceptances have been
received

NYSE
2,071,000 CLASS B
4,215,000 CLASS A

ASX
1,553,458 CLASS B
1,223,049 CLASS A
 NYSE
0 CLASS B
1,600,000 CLASS A

ASX
11,549,712 CLASS B
0 CLASS A
4
Total consideration paid or
payable for the shares

NYSE
US$36,184,336 CLASS
B
US$70,622,594 CLASS
A

ASX
A$34,916,040 CLASS B
A$26,685,194 CLASS A
NYSE
US$0 CLASS B
US$27,339,116 CLASS
A

ASX
A$269,654,739 CLASS
B
A$0 CLASS A



Before previous day
Previous day

5
If buy-back is an on-market
buy-back
NYSE-CLASS B
highest price paid:
US$17.77
date: 16 JUNE 2005
lowest price paid:
US$17.22
date: 15 JUNE 2005
NYSE-CLASS A
highest price paid:
US$16.93
date: 16 JUNE 2005
lowest price paid:
US$16.49
date: 15 JUNE 2005
ASX-CLASS B
highest price paid:
A$22.83
date: 14 JUNE 2005
lowest price paid: A$22.51
date: 15 JUNE 2005
ASX-CLASS A
highest price paid:
A$22.00
date: 14 JUNE 2005
lowest price paid: A$21.55
date: 15 JUNE 2005

NYSE-CLASS B
highest price paid: NA
lowest price paid: NA
NYSE-CLASS A
highest price paid:
US$17.15
lowest price paid:
US$16.98
ASX-CLASS B
highest price paid: A$23.33
lowest price paid: A$22.80
ASX-CLASS A
highest price paid: NA
lowest price paid: NA



highest price allowed under
rule 7.33:
ASX-CLASS B
A$23.66
ASX-CLASS A
$22.74

Participation by directors

6
Deleted 30/9/2001.



How many shares may still be bought back?

7
If the company has disclosed an
intention to buy back a maximum
number of shares - the remaining
number of shares to be bought
back



Compliance statement

1.	The company is in compliance with
all Corporations Act requirements relevant to this buy-back.

2.	There is no information that the
listing rules require to be disclosed that has not already been disclosed, or is not contained in, or attached to, this form.

Sign here:        /s/ Robert K. Moon        	Date: 20 June 2005
           (Assistant Secretary-Australia)

Print name:     Robert K Moon


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